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                                                                  EXHIBIT 10.139

                                                                  1997 TERM LOAN


                               NINTH AMENDMENT TO
                          CREDIT AND SECURITY AGREEMENT

         THIS NINTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is dated as of October 31, 2001 between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender") and CRESCENT OPERATING, INC., a Delaware corporation (the "Borrower").

                                    RECITALS

         A. The parties executed that certain Amended and Restated Credit and Security Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Amended and Restated Credit and Security Agreement dated as of August 11, 1998, by that certain Second Amendment to Amended and Restated Credit and Security Agreement dated as of September 21, 1998, and by that certain Third Amendment to Amended and Restated Credit and Security Agreement dated as of March 11, 1999 (collectively, the "Original Agreement").

         B. The parties executed that Fourth Amendment to Amended and Restated Credit and Security Agreement dated as of February 1, 2000, to defer the principal and interest payments that would otherwise be due on the first Business Day of February, May, August and November 2000 until the first Business Day of February 2001; the parties executed that Fifth Amendment to Amended and Restated Credit and Security Agreement dated as of January 31, 2001, to defer until February 15, 2001, the principal and interest payments that would otherwise be due on February 1, 2001; the parties executed that Sixth Amendment to Amended and Restated Credit and Security Agreement dated as of February 15, 2001, to defer until March 5, 2001, the principal and interest payments that would otherwise be due on February 15, 2001; the parties executed that Seventh Amendment to Credit and Security Agreement dated as of March 5, 2001, to defer until April 20, 2001, the interest payments that would otherwise be due on March 5, 2001; and the parties executed that Eighth Amendment to Credit and Security Agreement dated as of June 28, 2001, to defer until October 31, 2001, the interest payments that would otherwise be due on April 20, 2001. The Original Agreement, as amended by that Fourth Amendment, by that Fifth Amendment, by that Sixth Amendment, by that Seventh Amendment and by that Eighth Amendment, is called the "Amended Original Agreement." All capitalized terms not otherwise defined in this Amendment will have the same meaning as described in the Amended Original Agreement.

         C. The parties wish to further defer the aforementioned payments until the earlier to occur of (i) December 31, 2001 and (ii) the closing of the transaction (the "Transaction") between Lender and Borrower pursuant to which Lender proposed to purchase certain assets of Borrower, as evidenced by this Agreement for the Purchase and Sale of Assets and Stock, dated as of June 28, 2001, by and among Lender, Borrower and certain Borrower's affiliates.

         In consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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                                                                  1997 TERM LOAN


         1. Section 2.2. Section 2.2(a) of the Amended Original Agreement is hereby amended by the addition of the following sentences to the end thereof.

                  Notwithstanding the foregoing, the Borrower and the Lender hereby agree that the principal that would otherwise be due on the first Business Day of February, May, August and November of each of 2000 and 2001 shall be deferred until, and shall be due on, the earlier to occur of (i) December 31, 2001 and (ii) the closing of the Transaction.

         2. Section 2.3. Section 2.3(c) of the Amended Original Agreement is hereby amended by the addition of the following sentences to the end thereof:

                  Notwithstanding the foregoing, the Borrower and the Lender hereby agree that the interest that would otherwise be due on the first Business Day of February, May, August and November of each of 2000 and 2001 shall be deferred until, and shall be due on, the earlier to occur of (i) December 31, 2001 and (ii) the closing of the Transaction. The Borrower and the Lender hereby further agree that interest shall cease to accrue as of May 1, 2001.

         3. Remainder of Amended Original Agreement. Except as amended hereby, the Amended Original Agreement shall continue in full force and effect in the form that was effective immediately before the execution of this Amendment.

         4. Consummation of the Transaction. The terms of this Amendment shall be subject to consummation of the Transaction on or before December 31, 2001. If the Transaction shall not be consummated by December 31, 2001, the terms of this Amendment shall be null and void and of no further consequence. In such event, all interest that would have accrued under the Amended Original Agreement shall be deemed to have continued to accrue from and after April 30, 2001, and all such interest plus all interest deferred pursuant to this Amendment shall immediately become due and payable in full.

         5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constituted one and the same document.

         6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         7. Governing Law and Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law.

         8. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lender under the Original Agreement or the Amended Original Agreement, nor constitute a waiver of any provision of the Original Agreement or the Amended Original Agreement.

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                                                                  1997 TERM LOAN


         IN WITNESS WHEREOF, the parties below have executed this Amendment effective as of the date first written above.



                                   CRESCENT OPERATING, INC.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------




                                   CRESCENT REAL ESTATE EQUITIES
                                   LIMITED PARTNERSHIP

                                   By:  Crescent Real Estate Equities, Ltd.,
                                        its general partner

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

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